UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 9, 2014

COMMONWEALTH REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

Two North Riverside Plaza, Suite 600, Chicago, IL	60606
(Address of Principal Executive Offices)	(Zip Code)

(312) 646-2800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A amends and supplements the registrant’s Current Report on Form 8-K, as filed on July 9, 2014, to include the pro forma financial information required by Item 9.01(b) with respect thereto as set forth below.

Item 9.01.  Financial Statements and Exhibits.

This Current Report on Form 8-K includes unaudited pro forma condensed consolidated financial statements, which include the sale by the Company of its entire stake of 22,000,000 common shares of beneficial interest of Select Income REIT (“SIR”), and the previously disclosed reclassification of certain properties from discontinued operations to continuing operations reported in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2014.  These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the expected results of operations for any future period.  Differences could result from many factors, including future changes in the Company’s portfolio of investments, changes in interest rates, changes in capital structure, changes in property level operating expenses, changes in property level revenues, including rents expected to be received pursuant to existing leases or entered into during 2014, and for other reasons.  Consequently, actual future results are likely to be different than amounts presented in the unaudited pro forma condensed consolidated financial statements and such differences could be significant.

(b)                                 Pro Forma Financial Information.

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-1
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2014	F-2
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2014	F-3
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2013	F-4
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-5

2

COMMONWEALTH REIT

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2014 is intended to present the Company’s consolidated financial position as if the sale by the Company of its entire stake of 22,000,000 common shares of beneficial interest of SIR had been completed as of March 31, 2014, and the estimated net proceeds are deposited in cash accounts pending the Company’s evaluation of other options, including debt repayments and other corporate purposes.  The following unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2014 and the year ended December 31, 2013 are intended to present the Company’s results of continuing operations as if the sale by the Company of its entire stake of 22,000,000 common shares of beneficial interest of SIR had been completed as of January 1, 2013.  The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2013 also presents the Company’s results of continuing operations as if the reclassification of certain properties from discontinued operations to continuing operations as previously disclosed in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2014 had been completed as of January 1, 2013.  The following unaudited pro forma condensed consolidated statements of operations excludes certain data relating to discontinued operations and should be read in conjunction with the financial statements included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2014 and Annual Report on Form 10-K for the year ended December 31, 2013, which include certain data relating to discontinued operations not included in the unaudited pro forma condensed consolidated statements of operations included in this Current Report on Form 8-K.  These unaudited pro forma condensed consolidated financial statements are provided for illustrative purposes only and are not necessarily indicative of the Company’s expected financial position and results of operations for any future period.  Differences could result from many factors, including future changes in the Company’s portfolio of investments, changes in interest rates, changes in capital structure, changes in property level operating expenses, changes in property level revenues, including rents expected to be received pursuant to existing leases or entered into during 2014, and for other reasons.  Consequently, actual future results are likely to be different than amounts presented in the unaudited pro forma condensed consolidated financial statements and such differences could be significant.

COMMONWEALTH REIT

Unaudited Pro Forma Condensed Consolidated Balance Sheet

March 31, 2014

(dollars in thousands)

	Historical	Sale of SIR Shares (A)	Pro Forma
ASSETS:
Real estate properties	$5,915,516	$—	$5,915,516
Accumulated depreciation	(934,776)	—	(934,776)
	4,980,740	—	4,980,740
Properties held for sale	214,677	—	214,677
Acquired real estate leases, net	244,634	—	244,634
Equity investments	518,934	(513,099)	5,835
Cash and cash equivalents	177,555	704,715	882,270
Other assets, net	464,174	—	464,174
Total assets	$6,600,714	$191,616	$6,792,330

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Revolving credit facility	$235,000	$—	$235,000
Senior unsecured debt, net	1,856,135	—	1,856,135
Mortgage notes payable, net	898,804	—	898,804
Liabilities related to properties held for sale	23,066	—	23,066
Assumed real estate lease obligations, net	33,064	—	33,064
Other liabilities	195,575	—	195,575
Shareholders’ equity:
Preferred shares	633,661	—	633,661
Common shares	1,184	—	1,184
Additional paid in capital	4,217,651	—	4,217,651
Cumulative net income	2,230,288	191,616	2,421,904
Cumulative other comprehensive loss	(26,724)	—	(26,724)
Cumulative common distributions	(3,111,868)	—	(3,111,868)
Cumulative preferred distributions	(585,122)	—	(585,122)
Total shareholders’ equity	3,359,070	191,616	3,550,686
Total liabilities and shareholders’ equity	$6,600,714	$191,616	$6,792,330

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

COMMONWEALTH REIT

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Three Months Ended March 31, 2014

(amounts in thousands, except per share data)

	Historical	Sale of SIR Shares (B)	Pro Forma
REVENUES:
Rental income	$172,040	$—	$172,040
Tenant reimbursements and other income	45,220	—	45,220
Total revenues	217,260	—	217,260

EXPENSES:
Operating expenses	101,731	—	101,731
Depreciation and amortization	51,649	—	51,649
General and administrative	24,848	—	24,848
Reversal of loss on asset impairment	(4,761)	—	(4,761)
Acquisition related costs	5	—	5
Total expenses	173,472	—	173,472

Operating income	43,788	—	43,788

Interest and other income	384	—	384
Interest expense	(37,935)	—	(37,935)
Gain on issuance of shares by an equity investee	109	—	109
Income from continuing operations before income tax expense and equity in earnings of investees	6,346	—	6,346
Income tax expense	(555)	—	(555)
Equity in earnings (losses) of investees	10,934	(11,032)	(98)
Income from continuing operations	16,725	(11,032)	5,693
Preferred distributions	(11,151)	—	(11,151)
Income (loss) from continuing operations available for CommonWealth REIT common shareholders	$5,574	$(11,032)	$(5,458)

Weighted average common shares outstanding — basic and diluted	118,400		118,400

Basic and diluted earnings per common share attributable to CommonWealth REIT common shareholders:
Income (loss) from continuing operations	$0.05		$(0.05)

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

COMMONWEALTH REIT

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Year Ended December 31, 2013

(amounts in thousands, except per share data)

	Historical	Sale of SIR Shares (C)	Reclassification from Discontinued Operations (D)	Pro Forma
REVENUES:
Rental income	$707,380	$(76,611)	$55,882	$686,651
Tenant reimbursements and other income	178,156	(13,690)	11,611	176,077
Total revenues	885,536	(90,301)	67,493	862,728

EXPENSES:
Operating expenses	370,869	(16,981)	39,176	393,064
Depreciation and amortization	218,854	(14,038)	15,548	220,364
General and administrative	77,209	(5,710)	3,295	74,794
Loss on asset impairment	—	—	124,253	124,253
Acquisition related costs	318	(689)	—	(371)
Total expenses	667,250	(37,418)	182,272	812,104

Operating income	218,286	(52,883)	(114,779)	50,624

Interest and other income	1,229	—	—	1,229
Interest expense	(173,011)	7,294	—	(165,717)
Loss on early extinguishment of debt	(60,052)	—	—	(60,052)
Gain on sale of equity investment	66,293	—	—	66,293
Income (loss) from continuing operations before income tax expense and equity in earnings of investees	52,745	(45,589)	(114,779)	(107,623)
Income tax expense	(2,634)	80	—	(2,554)
Equity in earnings of investees	25,754	(21,308)	—	4,446
Income (loss) from continuing operations before gain on sale of properties	75,865	(66,817)	(114,779)	(105,731)
Gain on sale of properties	1,596	—	—	1,596
Income (loss) from continuing operations	77,461	(66,817)	(114,779)	(104,135)
Income from continuing operations attributable to noncontrolling interest in consolidated subsidiary	(20,093)	20,093	—	—
Income (loss) from continuing operations attributable to CommonWealth REIT	57,368	(46,724)	(114,779)	(104,135)
Preferred distributions	(44,604)	—	—	(44,604)
Income (loss) from continuing operations available for CommonWealth REIT common shareholders	$12,764	$(46,724)	$(114,779)	$(148,739)

Weighted average common shares outstanding — basic and diluted	112,378			112,378

Basic and diluted earnings per common share attributable to CommonWealth REIT common shareholders:
Income (loss) from continuing operations	$0.11			$(1.32)

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

COMMONWEALTH REIT

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars in thousands)

Unaudited Pro Forma Condensed Consolidated Balance Sheet Adjustments

(A)            Represents the sale by the Company of its entire stake of 22,000,000 common shares of beneficial interest of SIR for $31.51 per share, plus accrued dividends, raising aggregate gross proceeds of $704,813 ($704,715 net of estimated expenses). The Company is currently evaluating options for the use of proceeds from the sale, including potential debt repayments and other corporate purposes.  The pro forma adjustment to cumulative net income represents the estimated gain on sale of this transaction resulting from the per share sales price exceeding the Company’s per share carrying value.  The estimated gain is calculated as follows:

Estimated net proceeds	$704,715
Carrying value of equity investment	(513,099)
Estimated gain on sale	$191,616

SIR is a real estate investment trust that is primarily focused on owning and investing in net leased, single tenant properties and was a consolidated subsidiary of the Company until July 2, 2013.

Unaudited Pro Forma Condensed Consolidated Statement of Operations Adjustments for the Three Months Ended March 31, 2014

(B)            Represents the effect on equity in earnings of investees from the sale by the Company of its entire stake of 22,000,000 common shares of beneficial interest of SIR, as if this sale occurred as of January 1, 2013.

Unaudited Pro Forma Condensed Consolidated Statement of Operations Adjustments for the Year Ended December 31, 2013

(C)            Represents the effect on the condensed consolidated statement of operations from the sale by the Company of its entire stake of 22,000,000 common shares of beneficial interest of SIR, as if this sale occurred as of January 1, 2013.  The pro forma adjustments include the operating results of SIR during the period when SIR was the Company’s consolidated subsidiary, which was until July 2, 2013, and subsequent to July 2, 2013, when the Company began accounting for its investment in SIR under the equity method.

(D)            Represents the operating results of two central business district properties (two buildings) and 29 suburban properties (65 buildings) with a combined 5,641,450 square feet that were reclassified to properties held and used in operations from discontinued operations during the three months ended March 31, 2014, as if that reclassification occurred as of January 1, 2013.  These properties were previously classified as held for sale and included in discontinued operations as of December 31, 2013.  As a result of the removal of the Company’s prior Board of Trustees, the Company ceased to actively market these properties for sale during the three months ended March 31, 2014.  Therefore, for this and other reasons, these properties no longer met the requirements under U.S. generally accepted accounting principles for classification as held for sale.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH REIT

By:	/s/ Orrin Shifrin
Name:	Orrin Shifrin
Title:	General Counsel and Secretary

Date:  July 15, 2014